Oppenheimer International Bond Fund

Supplement dated May 27, 2015 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer International Bond Fund (the “Fund”), each dated January 28, 2015, and is in addition to any other supplement(s).

Effective July 27, 2015:

1.	The following is added to the section “Principal Investment Strategies” in the Prospectus:

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund’s investment in the Subsidiary may vary based on the portfolio managers’ use of different types of foreign securities and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund’s indirect investments through the Subsidiary.

2.	The following is added to the section “Principal Risks” in the Prospectus:

Risks of Investing in Regulation S Securities. Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

Risks Of Investments In The Fund’s Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

3.	The following is added to the section “The Fund’s Principal Investment Strategies and Risks” in the Prospectus:

Risks of Investing in Regulation S Securities. Regulation S securities of U.S. and non-U.S. issuers are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act of 1933. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than that originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

Investments in the Fund’s Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Investments in the Subsidiary are expected to provide the Fund with exposure to Regulation S securities. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

4.	The following is added to the section “Advisory Fees” in the Prospectus:

The Manager also receives advisory fees directly from the Fund’s wholly-owned Subsidiary. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This waiver will continue to be in effect for so long as the Fund invests in the Subsidiary, and may not be terminated unless termination is approved by the Fund’s Board.

5.	The following is added to the section “How the Fund is Managed” in the Prospectus:

ABOUT THE FUND’S WHOLLY-OWNED SUBSIDIARY. The Subsidiary is an exempted company incorporated with limited liability under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors. If at any time in the future, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, shareholders will receive 60 days’ prior notice of such offer or sale and this prospectus will be revised accordingly.

The Manager is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary and the Sub-Adviser selects the Subsidiary’s investments pursuant to a sub-advisory agreement with the Manager. Under these agreements, the Manager and Sub-Adviser provide the Subsidiary with the same type of management and sub-advisory services, under the same terms, as are provided to the Fund. The investment advisory and sub-advisory agreements regarding the Subsidiary provide for their automatic termination upon the termination of the Fund’s Investment Advisory Agreement or Sub-Advisory Agreement, respectively. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers as those engaged by the Fund.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as those adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, the Manager and Sub-Adviser are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Fund pays the Manager a fee for its services, and the Manager pays a sub-advisory fee to the Sub-Adviser. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Manager by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless the Manager first obtains the prior approval of the Fund’s Board of Trustees. The rate of the management fee paid directly or indirectly by the Fund, calculated by aggregating the fees paid to the Manager by the Fund (after the waiver described above) and the Subsidiary, may not increase without the prior approval of the Board and a majority of the Fund’s shareholders. The Subsidiary also bears the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s expenses will be reduced to a certain extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund’s paying duplicative fees for similar services provided to the Fund and Subsidiary.

The consolidated financial statements of the Subsidiary and the Fund will be included in the Fund’s Annual and Semi-Annual Reports provided to shareholders after the effective date of this prospectus. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

6.	The following is added to the section “The Fund’s Main Investment Policies” in the SAI:

Risks of Investing in Regulation S Securities. Regulation S securities of U.S. and non-U.S. issuers are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act of 1933. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

Investment in Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests primarily in Regulation S securities. Investments in the Subsidiary are expected to provide the Fund with exposure to Regulation S securities. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Fund’s prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in the Fund’s prospectus and in this SAI to investments by the Fund also may be deemed to include the Fund’s indirect investments through the Subsidiary.

The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”) and is not subject to its investor protections, except as noted in the Fund’s prospectus or this SAI. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the Investment Company Act. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its expected investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Manager and Sub-Adviser are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders.

For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

7.	The following is added to the section “The Manager and the Sub-Adviser” in the SAI:

Organization and Management of Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in Regulation S securities.

The Subsidiary is an exempted company incorporated with limited liability under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors consisting of the following directors:

Sophia A. Dilbert: Ms. Dilbert serves as an independent director on a wide range of alternative investment funds, including fund of funds, hedge funds, private equity funds and segregated portfolio companies. Ms. Dilbert works at MaplesFS, which she joined in 2012. Prior to joining MaplesFS, Ms. Dilbert was Global Head of Legal at Admiral Administration Ltd. in the Cayman Islands, starting there in 2007, where she was responsible for advising on all legal and regulatory matters. Ms. Dilbert was also responsible for the implementation of global policies and procedures. Prior to that, Ms. Dilbert worked for Stuart Walker Hersant as a senior associate in the Cayman Islands, specialising in investment funds and general corporate law. Ms. Dilbert commenced her career with Maples and Calder where she spent eight years as an associate attorney specialising in capital markets and investment funds. Her area of practice also included general corporate and commercial law, real estate, immigration and employment matters. Ms. Dilbert graduated from the University of Liverpool with a Bachelor of Laws with Honours. She is an Attorney-at-Law and is a member of the Caymanian Bar Association, the Cayman Islands Law Society and the Honourable Society of Middle Temple in the United Kingdom. She is a member of the Cayman Islands Directors Association and a member of the Council of the Cayman Islands Stock Exchange.

Letitia Solomon: Ms. Solomon serves as an independent director on a wide range of alternative investment funds including fund of funds, hedge funds, private equity funds, and segregated portfolio companies. Ms. Solomon works at MaplesFS, which she joined in 2008. Prior to joining MaplesFS, Ms. Solomon worked at Deloitte in the Cayman Islands as a senior manager from 2005 to 2007, where she was responsible for a team of consultants providing consulting services to private and public sector entities. Prior to that, Ms. Solomon worked in the Ministry of Finance of the Cayman Islands Government as an assistant financial secretary starting there in 1996. During her time there, Ms. Solomon developed regulatory policy and guidelines for the financial services industry, liaised with the financial services associations in considering regulatory issues impacting the industry as well as changes to legislation, regulations, anti-money laundering policies, procedures and guidance notes and provided general administration and oversight of the affairs and business of the Cayman Islands Monetary Authority (“CIMA”). Ms. Solomon commenced her career with CIMA where she spent nine years providing supervision and regulation of financial services entities and ensuring compliance with relevant laws and regulations. She is also a former director of the board of CIMA. Ms. Solomon graduated from the University of South Florida with a Bachelor of Science Degree in Finance. She holds a MBA from Edinburgh University, Scotland. Ms. Solomon has also received the Accredited Director designation from the Chartered Secretaries Canada. She is a member of the Cayman Islands Directors Association.

Brian W. Wixted: Mr. Wixted’s biographical information appears above in the chart “Other Officers of the Fund.”

The services of Sophia A. Dilbert and Letitia Solomon are being provided by Maples Fiduciary Services (Cayman) Limited (“MaplesFS”), a regulated entity in the Cayman Islands.

MaplesFS has entered into a Director Services Agreement with the Subsidiary which sets out the terms on which it will provide the services of Sophia A. Dilbert and Letitia Solomon.

The directors provided by MaplesFS are non-executive directors of the Subsidiary. They may be engaged in any other business and/or be concerned or interested in or act as directors or officers of any other company or entity. Neither MaplesFS nor any of the directors supplied by MaplesFS are responsible for (i) the commercial structuring of the Subsidiary or its investment strategy, (ii) the purchase or sale of any investment on behalf of the Subsidiary (which is the responsibility solely of the Investment Manager), (iii) the valuation of the assets of the Subsidiary, or (iv) any loss or damage caused by the acts or omissions of the Manager, any other service provider to the Subsidiary, or any of their delegates or sub-delegates unless any such loss or damage is actually occasioned by the actual fraud, willful default or gross negligence (as defined in the Director Services Agreement) of the directors supplied by MaplesFS.

The Subsidiary’s Articles of Association (the “Articles”) provide that every director and officer of the Subsidiary shall be indemnified out of the assets of the Subsidiary against any liability incurred as a result of any act or failure to act in carrying out his or her functions other than such liability (if any) that may be incurred by reason of the actual fraud, willful default or gross negligence of such director or officer. The Articles also provide that no such director or officer shall be liable to the Subsidiary for any loss or damage in carrying out his or her functions unless that liability arises through the actual fraud, willful default or gross negligence of such director or officer.

The Director Services Agreement provides that none of MaplesFS or any of the directors provided by the Maples Group shall be liable to the Subsidiary under or in connection with the Director Services Agreement in an amount more than that specified in the Agreement, except in circumstances where such liability was caused by the actual fraud of MaplesFS or, as the case may be, any of the directors provided by the Maples Group. To the extent that the Subsidiary’s directors are considered “commodity pool operators” subject to registration with the CFTC, each Director has delegated to OFI Global Asset Management, Inc. his or her rights and responsibilities as a “commodity pool operator” with respect to the Subsidiary.

The Subsidiary has entered into separate contracts with the Manager for the management of the Subsidiary’s portfolio. The Subsidiary has also entered into arrangements with an independent registered public accounting firm to serve as the Subsidiary’s independent auditor. The Subsidiary has also entered into arrangements with JP Morgan Chase Bank to serve as the Subsidiary’s custodian, and with OppenheimerFunds Services to serve as the Subsidiary’s transfer agent. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Fund pays the Manager a fee for its services. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Manager by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless the Manager first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund’s paying duplicative fees for similar services provided to the Fund and Subsidiary.

Please refer to the section titled “Dividends and Taxes” for information about certain tax aspects of the Fund’s investment in the Subsidiary.

8.	The following is added to the section “About Your Account” in the SAI:

Valuation of the Subsidiary and its Underlying Investments. The securities valuation procedures for the Fund are the same used in valuing the Subsidiary’s portfolio investments and shares of the Subsidiary.

9.	The following is added to the section “Distributions and Taxes” in the SAI:

Tax Considerations with Respect to the Subsidiary. The Fund may invest a portion of its assets in the Subsidiary, which is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in trading in stocks or securities (including contracts or options to buy or sell securities) for its own account. Thus, the Subsidiary’s securities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business (or lower tax treaty rate), generally payable through withholding. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary is wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Subsidiary, the Fund is a “U.S. Shareholder” and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is generally not available to offset the income earned by the Fund.

May 27, 2015                                                                                                                                       PS0880.044